                                                                   EXHIBIT 10.18


                    TRADEMARK COLLATERAL AGREEMENT dated as of December 9, 1996, among LANCO, INC., a Delaware corporation ("Lanco"), LERNCO,
                                                           -----
               INC., a Delaware corporation ("Lernco"), LIMITED STORES, INC., a
                                              ------
               Delaware corporation ("Limited Stores"), LERNER STORES, INC., a
                                      --------------
               Delaware corporation ("Lerner Stores"), LANE BRYANT, INC., a Delaware corporation ("Lane Bryant" and, together with Lanco,
                                      -----------
               Lernco, Limited Stores and Lerner Stores, the "Licensors"), and
                                                              ---------
               MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as security agent (in such capacity, the "Security Agent") for the lenders (the
                                   --------------
               "Lenders") party to the Credit Agreement dated as of December 9,
               --------
               1996 (as the same may be amended from time to time, the "Credit
                                                                        ------
               Agreement"), among BRYLANE, L.P., a Delaware limited partnership
               ---------
               (the "Borrower"), the Lenders, MORGAN GUARANTY TRUST COMPANY OF
                     --------
               NEW YORK, as administrative agent (the "Agent") and MERRILL LYNCH
                                                       -----
               CAPITAL CORPORATION, as documentation agent (the "Documentation
                                                                 -------------
               Agent").  The Security Agent, the Lenders, the Agent, the
               -----
               Documentation Agent and the Issuing Banks (as defined in the Credit Agreement) are hereinafter called the "Secured Parties".
                                                             ---------------


                             Preliminary Statement
                             ---------------------


          The Licensors and Lane Bryant Direct Holding, Inc., a Delaware corporation, which is the successor by merger to Lane Bryant Direct, Inc. and Lerner Direct Holding, Inc., which, in turn, is the successor by merger to Lerner Direct, Inc. ("Lane Bryant Direct Holding" or the "Licensee"), are
                      --------------------------          --------
parties to a Trademark License Agreement dated as of August 20, 1993 (as amended from time to time, and as specifically amended by Amendment No. 1 to the

Trademark License Agreement, dated as of December 9, 1996, the "License
                                                                -------
Agreement").  The rights of the Licensee under the License Agreement were
---------
assigned to the Borrower pursuant to the Transaction Agreement dated as of July 13, 1993 (as amended from time to time, the "Transaction Agreement") pursuant to
                                             ---------------------
the execution by Borrower of an Agreement To Be Bound substantially in the form of Appendix II to the License Agreement. The Secured Parties have made and/or may make, pursuant to the Credit Agreement or otherwise, one or more loans, advances and/or other financial accommodations to the Borrower (the "Obligations"), to be guaranteed by subsidiaries of the Borrower and secured in
 -----------
whole or in part pursuant to one or more agreements, instruments and other documents (as the same may be amended from time to time, the "Security
                                                              --------
Documents") granting security interests in and liens on certain assets of the
---------
Borrower and its subsidiaries. The assets of the Borrower to be assigned and pledged under the Security Documents will include the rights of the Borrower under the License Agreement (the "Trademark Collateral"). The obligations of the
                                  --------------------
Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the parties hereto of an agreement in the form hereof.

          Accordingly, the parties hereto agree as follows:

          1.  Acknowledgement.  (a) The Licensors and The Limited, Inc. ("The
              ----------------                                            ---
Limited") hereby acknowledge and consent to the assignment, pledge, transfer and
-------
grant to the Security Agent of a continuing security interest in, and a lien upon, the Trademark Collateral in the manner and for the purposes provided in the Security Documents. The Licensors and The Limited also acknowledge receipt of copies of the Security Documents and, subject to the terms of this Agreement, hereby consent to all of the terms and provisions of the Security Documents relating to the

Trademark Collateral and to the exercise by the Security Agent of the rights, remedies, powers and privileges granted to the Security Agent under the Security Documents relating to the Trademark Collateral in accordance with the terms thereof as now or at any time hereafter in effect.

          (b) The Licensors and The Limited agree that, in the event of a foreclosure by the Security Agent of its security interest in the Trademark Collateral (or an outright assignment by the Borrower in lieu of foreclosure) (any of the foregoing events, a "Foreclosure Event"), the Security Agent or any
                                 -----------------
third party that acquires rights in the Trademark Collateral shall become, and shall have all the rights and interests of, the Licensee under the License Agreement (a "Successor Licensee"), without any requirement for any consent or
              ------------------
other action by any Licensor or The Limited; provided that the Security Agent or
                                             --------
such third party shall execute an Agreement To Be Bound substantially in the form of Appendix II to the License Agreement; and provided further that such
                                                  ----------------
Agreement To Be Bound shall not require the Security Agent or such third party to assume, and the Security Agent or such third party shall not be bound by, any liability or obligation in respect of events occurring prior to the Security Agent or such third party becoming a Successor Licensee, including, without limitation, any liability for a breach of the License Agreement by the Borrower occurring while the Borrower was the Licensee.

          2.  Termination Provisions.  (a) Except as otherwise provided in this
              ----------------------
Section 2, (i) the provisions of Section 6.1(a) of the License Agreement shall not be affected by the granting by the Borrower to the Security Agent of a security interest in the Trademark Collateral and (ii) the exercise by the Security Agent of any right, remedy, power or privilege under the Security Documents shall be subject to the provisions of Section 6.1(a) of the License Agreement.

          (b) Notwithstanding anything to the contrary set forth in the License Agreement (and except as provided in Section 2(c) hereof), the original 20-year term of the License Agreement and each License granted thereunder, as specified in clause (i) of Section 6.1(a) of the License Agreement, shall not be affected by any event specified in clause (ii), (iii) or (iv) of Section 6.1(a) of the License Agreement, unless such event occurs prior to the occurrence of a Foreclosure Event and without causing any Default or Event of Default (each as defined in the Credit Agreement) under the Credit Agreement as such Credit Agreement is now in effect.

          (c) Notwithstanding paragraph (b) above, upon and after the occurrence of a Foreclosure Event, the early termination provisions set forth in clause (iii) of Section 6.1(a) of the License Agreement shall apply if the Successor Licensee is or (by virtue of an acquisition, merger, consolidation or other business combination or otherwise) becomes a person or entity which competes with any retail or catalogue business conducted by The Limited or any of its affiliates on the date hereof, determined as provided in the Trademark Agreement.

          (d) Notwithstanding anything to the contrary set forth in the License Agreement (and except as otherwise provided in Section 2(e) hereof), The Limited shall not exercise its right to terminate the License Agreement or any License granted thereunder pursuant to clause (3) of Section 6.1(b) of the License Agreement, unless the Obligations have been finally and indefeasibly paid in full and a Foreclosure Event shall not have occurred.

          (e) Following the occurrence of a Foreclosure Event, the License Agreement or any License granted thereunder may be terminated by The Limited in the event of the occurrence with respect to any Successor Licensee of an event of the type specified in clause (3) of Section 6.1(b) of the License Agreement.

          (f) The Limited agrees that (i) it shall deliver to the Security Agent a copy of any notice or other communication to the Borrower regarding any breach or alleged breach by the Borrower of its obligations under the

License Agreement promptly after delivery of such notice to the Borrower, (ii) if after the expiration of the 30-day period referred to in clause (2) of
Section 6.1(b) of the License Agreement, any breach by the Borrower remains uncured, The Limited shall not exercise its right under clause (2) of Section 6.1(b) of the License Agreement to terminate the License Agreement or any License granted thereunder without (A) giving written notice to the Security Agent (a "Breach Notice") after the expiration of such 30-day period of the
          -------------
Borrower's failure to cure the breach within such period and The Limited's desire to terminate the License Agreement if such breach is not cured and (B) giving the Security Agent and the Lenders at least 60 days after the delivery of such Breach Notice to effect a cure of the breach or to initiate a Foreclosure Event, (iii) if the Security Agent or the Lenders initiate foreclosure proceedings in respect of a Foreclosure Event within the 60-day period referred to in clause (ii) above and give the Licensors notice of such proceedings, The Limited shall not exercise its right under clause (2) of Section 6.1(b) of the License Agreement to terminate the License Agreement or any License granted thereunder so long as proceedings in respect of such Foreclosure Event are being diligently pursued to the extent allowed by law and (iv) from and after the occurrence of any Foreclosure Event, The Limited shall not exercise its right under clause (2) of Section 6.1(b) of the License Agreement to terminate the License Agreement or any License granted thereunder based on any breach arising prior to the occurrence of such Foreclosure Event or as a result of such Foreclosure Event.

          (g) Notwithstanding the provisions of Section 2(f) hereof, The Limited shall be entitled to terminate the License Agreement or any License granted thereunder pursuant to clause (2) of Section 6.1(b) of the License Agreement in the event of a breach by any Successor Licensee of any of its material obligations under the License Agreement arising after the occurrence of a Foreclosure Event, if any such breach remains uncured 30 days after written notice thereof to the Successor Licensee by The Limited.

          3.  Enforceability of Rights of the Licensee.  By reason of the
              ----------------------------------------
Security Documents, all of the rights of the Licensee to enforce the obligations of the Licensors and The Limited under the License Agreement may be exercised by the Security Agent directly against the Licensors or The Limited, as the case may be, if an Event of Default (as defined in the Credit Agreement as such Credit Agreement is now in effect) shall occur and be continuing.

          4.  Successors and Assigns.  This Agreement shall be binding upon the
              ----------------------
successors and assigns of the Licensors and The Limited and shall inure to the benefit of and be enforceable by the Secured Parties, the Security Agent and its successors and assigns, including any Successor Licensee. This Agreement is for the sole benefit of the parties hereto, their permitted assigns and the Secured Parties, and nothing herein expressed or implied shall give or be construed to give to the Borrower any legal or equitable rights hereunder.

          5.  Amendments; Modifications; Notices.  So long as any Security
              ----------------------------------
Document remains in effect, neither The Limited nor any Licensor shall enter into any amendment, modification or waiver in respect of the License Agreement (other than such amendments, modifications and waivers that do not adversely affect the interests of the Borrower or the Secured Parties) without the prior written consent of the Security Agent. No amendment, modification or waiver of any provision of this Agreement, nor consent to any departure by The Limited or any Licensor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Security Agent, The Limited and the Licensors and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          6.  No Waiver; Cumulative Remedies.  No failure on the part of the
              ------------------------------
Security Agent to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Security Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights, powers and remedies of the Security Agent hereunder are cumulative and are not exclusive of any other rights, powers and remedies of the Security Agent provided by law.

          7.  Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto on separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          8.  Notices.  All notices or other communications required or
              -------
permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by telecopy or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

          (i) if to any Licensor or The Limited,

               The Limited, Inc.
               Three Limited Parkway
               Columbus, Ohio 43230

               Attention:  General Counsel

     with a copy to:

               Davis Polk & Wardwell
               450 Lexington Avenue

               New York, New York 10017

               Attention:  David Caplan, Esq.; and

          (ii) if to the Security Agent,

               Morgan Guaranty Trust Company of New York
               902 Market Street
               Wilmington, Delaware 19801

               Attention:  [      ]

     with a copy to:

               Cravath, Swaine & Moore
               Worldwide Plaza
               825 Eighth Avenue
               New York, New York 10019

               Attention:  James C. Vardell, III.

          9.  APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          10. Survival.  The provisions hereof shall be irrevocable and remain
              --------
in full force and effect until the Obligations have been finally and indefeasibly paid in full and the Borrower has fully performed all of its obligations to the Secured Parties under and in accordance with the terms of all present and future agreements, instruments and documents evidencing the Obligations and all present and future Security Documents (in each case including any extensions, modifications and renewals thereof or substitutions therefor at any time made), and until all obligations, if any, of the Secured Parties to extend loans, advances, or financial accommodations to the Borrower shall have been terminated; provided that if, prior to termination of this
                            --------
Agreement as provided above, a Foreclosure Event occurs, the provisions hereof shall remain in full force and effect for the term of the License Agreement.

          11.  Miscellaneous.  The Limited and the Licensors agree to make this
               -------------
Agreement known to any transferee of any Mark (as defined in the License Agreement) and any person or entity which may have an interest or right in any Mark. In the event of a transfer of any Mark, The Limited will cause the transferee to agree to be bound by the terms of this Agreement and will notify the Security Agent of such transfer. The Limited and the Licensors acknowledge and agree that the provisions set forth in this Agreement are, and are intended to be, an inducement and consideration to each Secured Party to make, or to permit to remain outstanding, loans, advances and/or financial accommodations to the Borrower, and each Secured Party shall be deemed conclusively to have relied upon such provisions in making, or permitting to remain outstanding, such loans, advances and/or financial accommodations, and each Secured Party is made an obligee hereunder and may enforce directly the provisions hereof.


          IN WITNESS WHEREOF, the parties have caused this Trademark Collateral Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                              LANCO, INC.,

                                by
                                  -------------------------------
                                  Name:
                                  Title:

                              LERNCO, INC.,

                                by
                                  -------------------------------
                                  Name:
                                  Title:


                              LIMITED STORES, INC.,

                                by
                                  -------------------------------
                                  Name:
                                  Title:


                              LERNER STORES, INC.,

                                by
                                  -------------------------------
                                  Name:
                                  Title:


                              LANE BRYANT DIRECT HOLDING, INC.,

                                by
                                  -------------------------------
                                  Name:
                                  Title:

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as Security
                              Agent,

                                by
                                  -------------------------------
                                  Name:
                                  Title:


Acknowledged and agreed to as of December 9, 1996, as to those portions of this Agreement granting rights to, or imposing obligations on, The Limited, Inc.:

THE LIMITED, INC.,

  by
    ---------------------------
    Name:
    Title: